UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54946	26-3136483
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure below describes our investment in Fox Hill Apartments. All figures provided below are approximate.

On March 26, 2015, Bluerock Residential Growth REIT, Inc. (the “Company”), through subsidiaries of our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), completed an investment in a multi-tiered joint venture along with Bluerock Special Opportunity + Income Fund III, LLC (“Fund III”), an affiliate of our sponsor, and three unaffiliated investors (collectively, the “Third Parties”), to acquire a 288-unit apartment community located in Austin, Texas (the “Fox Hill Property”). The material features of the investment in the joint venture and the Fox Hill Property are described below. The related financing is described under Item 2.03.

Built in 2010, the Fox Hill Property is a Class-A multifamily community featuring one-, two- and three-bedroom unit layouts, averaging 1,066 square feet. The community sits on 44 acres in Austin’s Hill Country and features an abundance of amenities including a resort style pool, fitness center, children’s playground, sand volleyball court, communal vegetable and herb garden, hiking, biking and walking trails, a dog-park, an outdoor BBQ/fire pit, and business and media centers.

The Fox Hill Property is located approximately 20 minutes southwest of the Austin Central Business District, and is in close proximity to the area’s office and technology corridors.

Following our investment in the Fox Hill Property, the property is majority-owned by the Operating Partnership, through (i) 19.07% ownership by BR Fox Hills TIC-1, LLC (“Property Owner 1”), a subsidiary of the Operating Partnership, and (ii) 80.93% ownership by BR Fox Hills TIC-2, LLC (“Property Owner 2,” and together with Property Owner 1, the “Property Owners”), a majority-owned subsidiary of the Operating Partnership.

The organizational structure of Property Owner 1 is as follows: (i) Property Owner 1 is wholly-owned by 23Hundred, LLC (“23Hundred”); (ii) 23Hundred is wholly-owned by BR Stonehenge 23Hundred JV, LLC (“JV-1”); (iii) JV-1 is a joint venture entity owned (a) 62.59% by BR Berry Hill Managing Member, LLC (“BR MM 1”) and (b) 37.41% by BR Berry Hill Managing Member II, LLC (“BR MM 2”); and (iv) each of BR MM 1 and BR MM 2 are joint venture entities owned (a) 46.95% by BEMT Berry Hill, LLC, a wholly-owned subsidiary of the Operating Partnership, and (b) 53.05% by Fund III.

The organizational structure of Property Owner 2 is as follows: (i) Property Owner 2 is wholly-owned by Bell BR Waterford Crossing JV, LLC (“JV 2”); and (ii) JV 2 is a joint venture entity owned (a) 94.20% by BR Waterford JV Member, LLC, a wholly-owned subsidiary of the Operating Partnership, (b) 0.09% by BR Waterford JV Minority Member, LLC, a wholly-owned subsidiary of the Operating Partnership, and (c) 5.71% by the Third Parties.

Acquisition of the Fox Hill Property

On March 26, 2015, the Company, through the Operating Partnership, through the Property Owners, acquired all right, title and interest in and to the Fox Hill Property for a purchase price of $38.15 million. The equity portion of the purchase price in the amount of approximately $11.9 million was funded as follows:

1.       To effectuate the acquisition by Property Owner 1 of a 19.07% interest in the Fox Hill Property, the Company funded approximately $1.07 million, and Fund III funded approximately $1.21 million, in each case through 23Hundred, in connection with a Section 1031 exchange under the Internal Revenue Code from proceeds from the disposition by 23Hundred on January 14, 2015 of its interest in that certain 266-unit apartment community located in Nashville, Tennessee known as 23Hundred @ Berry Hill, as disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on January 21, 2015.

2.       To effectuate the acquisition by Property Owner 2 of an 80.93% interest in the Fox Hill Property, (i) the Company, through JV 2, funded approximately $9.1 million (comprised of (a) approximately $9.03 million in connection with a Section 1031 exchange under the Internal Revenue Code from proceeds from the disposition by JV 2 on December 18, 2014 of its interest in that certain 252-unit apartment community located in Hendersonville, Tennessee known as Grove at Waterford, as disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on December 24, 2014, and (b) approximately $61,000 in cash); and (ii) the Third Parties funded $550,000.

Indirect Ownership Interests in the Fox Hill Property

As a result of the structure described above, the Company holds an 85.27% indirect equity interest in the Fox Hill Property, Fund III holds a 10.12% indirect equity interest in the Fox Hill Property, and the Third Parties hold the remaining 4.61% indirect equity interest in the Fox Hill Property.

Tenancy in Common Agreement – Property Owners

  Property Owner 1 and Property Owner 2 have entered into a Tenancy in Common Agreement dated as of March 26, 2015 (the “Tenancy in Common Agreement”) to govern the relationship between them as tenants-in-common in the Fox Hill Property and to provide for the operation of the Fox Hill Property. Each of the tenants-in-common shall be responsible for the payment of its percentage interest of the Fox Hill Property’s expenses and shall be entitled to its percentage interest of the Fox Hill Property’s revenues.

  Major decisions regarding the Fox Hill Property will require the unanimous approval of the tenants-in-common. These major decisions include: (i) borrowing money or otherwise creating a security interest in the Fox Hill Property, including any refinancing, material amendment, material modification or extension of the Loan (as hereinafter defined); (ii) selling or transferring all or any portion of the Fox Hill Property; (iii) entering into any transaction with an affiliate of any tenant-in-common (other than the initial entry into the property management agreement; (iv) any acquisition or ground lease of any real property or other material asset, or entry into any agreement or making any deposit with respect thereto; (v) taking any action that would cause any of the tenants-in-common or any of their respective affiliates to have liability relative to any guaranty of the loan secured by the Fox Hill Property; (vi) approving the annual operating budget or incurring costs outside such budget; (vii) amending or terminating the Tenancy in Common Agreement or property management agreement; (viii) making any additional capital calls, except as provided in the approved operating budget; and (ix) acquiring, modifying, amending, or terminating any insurance policy with respect to the Fox Hill Property (except as provided in the approved operating budget or as may be required by any lender under a loan with respect to the Fox Hill Property).

  The Tenancy in Common Agreement provides that the tenants-in-common may call for additional cash contributions for any purpose in connection with the ownership, operation and maintenance of the Fox Hill Property. Each tenant-in-common will be required to deliver such tenant-in-common’s pro rata share of the additional cash called within fifteen days of the cash call. If a tenant-in-common fails to fund its share of a cash call then the other tenant-in-common may elect to fund the shortfall and treat the funds necessary to do so as a default loan to the defaulting tenant-in-common. Any such default loan will bear interest at a rate equal to 18% per annum or such lesser maximum rate as allowable by law. All cash distributions otherwise payable to a defaulting tenant-in-common shall be paid to the tenant-in-common funding a default loan until such default loan is paid in full.

LLC Agreement of JV 2

Following the Company’s investment in the Fox Hill Property, the Company holds a 76.31% indirect equity interest in the Fox Hill Property through Bell BR Waterford Crossing JV, LLC (“JV 2”), in which the Company owns an indirect equity interest of 94.29%, and in which the Third Parties own an aggregate equity interest of 5.71%. Pursuant to the Second Amended and Restated Limited Liability Company Agreement of JV 2, BR Waterford JV Member, LLC, a wholly-owned subsidiary of the Operating Partnership, is the sole manager of JV 2. Major decisions with respect to JV 2 must be unanimously approved by all members. These major decisions include: (i) a merger or sale of all assets; provided, that member consent is not required with respect to the sale of the Fox Hill Property; (ii) certain admissions or removal of members and additional equity issuances; (iii) liquidation, dissolution or termination; (iv) any material change in the strategic direction or material expansion of the business of JV 2; (v) acquiring other real property; and (vi) any amendment of the limited liability company agreement or certificate of formation of JV 2 in a manner that materially and adversely affects the interests of other members. Distributions to the members of JV 2 will be made on a pari passu basis in accordance with the members’ ownership percentages.

The Fox Hill Property

The Fox Hill Property is managed by Bluerock Property Management, LLC (“BPM”), an affiliate of our sponsor, pursuant to a property management agreement (the “Property Management Agreement”). The management fee is 3.0% of annual gross cash revenues, payable monthly. The Property Management Agreement provides that BPM may engage a third party approved by the Property Owners to directly manage the day-to-day operations of the Fox Hill Property. The Property Owners have approved Bell Partners, Inc., an unaffiliated entity, as third-party property manager of the Fox Hill property, and the management fee will be reallocated in full to the third-party property manager.

The purchase price paid for the Fox Hill Property was based on arm's length negotiations with an unaffiliated seller. In evaluating the Fox Hill Property as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT

Loan Financing and Guaranty Obligations related to the Fox Hill Property

The acquisition of the Fox Hill Property was further funded with a $26.71 million senior mortgage loan (the “Loan”) made by Walker & Dunlop, LLC to the Property Owners, which Loan is secured by the Fox Hill Property and improvements. The Loan has an 84-month term, maturing on April 1, 2022. The Loan requires interest-only payments for the first 48 months of the term. During the first 60 months of the term, the Loan may be prepaid at any time with at least 30 business days prior notice and the payment of a prepayment premium equal to the greater of (i) 1% of the principal balance and (ii) a yield maintenance amount calculated as set forth in the loan agreement. After the first 60 months of the term through the fourth month prior to the end of the term, the Loan may be prepaid at any time with at least 30 business days prior notice and the payment of a prepayment premium equal to 1% of the principal balance, and thereafter, the Loan may be prepaid at any time at par. The Loan carries a fixed rate of 3.57% per annum.

In conjunction with the closing of the Loan, the Company entered into a Guaranty of Non-Recourse Obligations to provide certain standard scope non-recourse carveout guarantees of the liabilities of the Property Owners under the Loan, including environmental indemnities.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement of Purchase and Sale by and between WRPV XI FH Austin, L.P. and Bluerock Real Estate, L.L.C., dated as of January 19, 2015

10.2	Assignment of Agreement of Purchase and Sale by and between Bluerock Real Estate, L.L.C., BR Fox Hills TIC-1, LLC, and BR Fox Hills TIC-2, LLC dated as of March 5, 2015

10.3	Tenants In Common Agreement by and among BR Fox Hills TIC-1, LLC and BR Fox Hills TIC-2, LLC, dated as of March 26, 2015

10.4	Limited Liability Company Agreement of BR Fox Hills TIC-1, LLC by and between 23Hundred, LLC and Bluerock Asset Management LLC, effective as of February 10, 2015

10.5	Limited Liability Company Agreement of BR Fox Hills TIC-2, LLC among Bell BR Waterford Crossing JV, LLC and Bluerock Asset Management LLC, effective as of February 10, 2015

10.6	Second Amended and Restated Limited Liability Company Agreement of Bell BR Waterford Crossing JV, LLC by and among BR Waterford JV Member, LLC, BR Waterford JV Minority Member, LLC, Durant Holdings, LLC, V BELLS LLC, and Craig S. West, effective as of March 26, 2015

10.7	Multifamily Loan and Security Agreement (Non-Recourse) by and between BR Fox Hills TIC-1, LLC, BR Fox Hills TIC-2, LLC, and Walker & Dunlop, LLC, effective as of March 26, 2015

10.8	Guaranty of Non-Recourse Obligations by Bluerock Residential Growth REIT, Inc. for the benefit of Walker & Dunlop, LLC, dated as of March 26, 2015

10.9	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by BR Fox Hills TIC-1, LLC and BR Fox Hills TIC-2, LLC to Gary S. Farmer as trustee for the benefit of Walker & Dunlop, LLC, dated as of March 26, 2015

10.10	Assignment of Security Instrument (Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing) by Walker & Dunlop, LLC to Fannie Mae, dated as of March 26, 2015

10.11	Multifamily Note by BR Fox Hills TIC-1, LLC and BR Fox Hills TIC-2, LLC for the benefit of Walker & Dunlop, LLC, dated as of March 26, 2015

10.12	Subordination, Non-Disturbance and Attornment Agreement by and between BR Fox Hills TIC-1, LLC, BR Fox Hills TIC-2, LLC, Walker & Dunlop, LLC, and Coinmach Corporation, dated as of March 26, 2015

10.13	Environmental Indemnity Agreement by BR Fox Hills TIC-1, LLC and BR Fox Hills TIC-2, LLC for the benefit of Walker & Dunlop, LLC, dated as of March 26, 2015

10.14	Property Management Agreement by and between BR Fox Hills TIC-1, LLC, BR Fox Hills TIC-2, LLC, and Bluerock Property Management, LLC, dated as of March 26, 2015

10.15	Assignment of Management Agreement by and between BR Fox Hills TIC-1, LLC and BR Fox Hills TIC-2, LLC, Walker & Dunlop, LLC, and Bluerock Property Management, LLC and Bell Partners Inc., dated as of March 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: April 1, 2015	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer